                                                                      EXHIBIT 99

                                  EXHIBIT INDEX

EXHIBIT     DESCRIPTION

EX-99.a1    Articles of Incorporation of American Century Variable Portfolios
II, Inc., dated September 15, 2000 (filed as Exhibit a1 to the Initial
Registration Statement on Form N-1A of the Registrant, File No. 333-46922, filed on September 29, 2000, and incorporated herein by reference).

EX-99.a2    Articles Supplementary of American Century Variable Portfolios II,
Inc., dated January 4, 2001 (filed as Exhibit a2 to Pre-Effective Amendment No.
2 to the Registration Statement of the Registrant, File No. 333-46922, filed on
January 9, 2001, and incorporated herein by reference).

EX-99.a3    Articles Supplementary of American Century Variable Portfolios II,
Inc., dated December 17, 2002 (filed as Exhibit a3 to Post-Effective Amendment
No. 4 to the Registration Statement on Form N-1A of the Registrant, File No.
333-46922, filed on December 20, 2002, and incorporated herein by reference).

EX-99.b     By-Laws of American Century Variable Portfolios II, Inc. (filed as
Exhibit b1 to Pre-Effective Amendment No. 2 to the Registration Statement of the
Registrant, File No. 333-46922, filed on January 9, 2001, and incorporated herein by reference).

EX-99.d1    Management Agreement (Investor Class) with American Century
Investment Management, Inc., dated August 1, 1997 (filed as Exhibit 5 to
Post-Effective Amendment No. 33 to the Registration Statement on Form N-1A of
American Century Government Income Trust, File No. 2-99222, filed on July 31,
1997, and incorporated herein by reference).

EX-99.d2    Amendment to the Management Agreement (Investor Class) with American
Century Investment Management, Inc., dated March 31, 1998 (filed as Exhibit 5b to Post-Effective Amendment No. 23 to the Registration Statement on Form N-1A of
American Century Municipal Trust, File No. 2-91229, filed on March 26, 1998, and incorporated herein by reference).

EX-99.d3    Amendment to the Management Agreement (Investor Class) with American
Century Investment Management, Inc., dated July 1, 1998 (filed as Exhibit d3 to
Post-Effective Amendment No. 39 to the Registration Statement on Form N-1A of
American Century Government Income Trust, File No. 2-99222, filed on July 28,
1999, and incorporated herein by reference).

EX-99.d4    Amendment No. 1 to the Management Agreement (Investor Class) with
American Century Investment Management, Inc., dated September 16, 2000 (filed as
Exhibit d4 to Post-Effective Amendment No. 30 to the Registration Statement on
Form N-1A of American Century California Tax-Free and Municipal Funds, File No.
2-82734, filed on December 29, 2000, and incorporated herein by reference).

EX-99.d5    Amendment No. 2 to the Management Agreement (Investor Class) with
American Century Investment Management, Inc., dated August 1, 2001 (filed as
Exhibit d5 to Post-Effective Amendment No. 44 to the Registration Statement on
Form N-1A of American Century Government Income Trust, File No. 2-99222, filed on July 31, 2001, and incorporated herein by reference).

EX-99.d6    Amendment No. 3 to the Management Agreement (Investor Class) with
American Century Investment Management, Inc., dated December 3, 2001 (filed as
Exhibit d6 to Post-Effective Amendment No. 16 to the Registration Statement on
Form N-1A of American Century Investment Trust, File No. 33-65170, filed on
November 30, 2001, and incorporated herein by reference).

EX-99.d7    Amendment No. 4 to the Management Agreement (Investor Class) with
American Century Investment Management, Inc., dated July 1, 2002 (filed as
Exhibit d7 to Post-Effective Amendment No. 17 to the Registration Statement on
Form N-1A of American Century Investment Trust, File No. 33-65170, filed on June
28, 2002, and incorporated herein by reference).

EX-99.d8    Amendment No. 5 to the Management Agreement (Investor Class) with
American Century Investment Management, Inc., dated December 31, 2002 (filed as
Exhibit d8 to Post-Effective Amendment No. 4 to the Registration Statement on
Form N-1A of the Registrant, File No. 333-46922, filed on December 20, 2002, and incorporated herein by reference).

EX-99.d9    Management Agreement (Class II) with American Century Investment
Management, Inc., dated December 31, 2002 (filed as Exhibit d9 to Post-Effective
Amendment No. 4 to the Registration Statement on Form N-1A of the Registrant,
File No. 333-46922, filed on December 20, 2002, and incorporated herein by reference).

EX-99.e1    Amended and Restated Distribution Agreement with American Century
Investment Services, Inc., dated September 3, 2002 (filed as Exhibit e1 to
Post-Effective Amendment No. 35 to the Registration Statement on Form N-1A of
American Century Municipal Trust, File No. 2-91229, filed on September 30, 2002, and incorporated herein by reference).

EX-99.e2    Amendment No. 1 to the Amended and Restated Distribution Agreement
with American Century Investment Services, Inc., dated December 31, 2002 (filed as Exhibit e2 to Post-Effective Amendment No. 4 to the Registration Statement on
Form N-1A of the Registrant, File No. 333-46922, filed on December 20, 2002, and incorporated herein by reference).

EX-99.e3    Amendment No. 2 to the Amended and Restated Distribution Agreement
with American Century Investment Services, Inc., dated August 29, 2003 (filed as
Exhibit e3 to Post-Effective Amendment No. 17 to the Registration Statement on
Form N-1A of American Century Strategic Asset Allocations, Inc., File No.
33-79482, filed on August 28, 2003, and incorporated herein by reference).

EX-99.e4    Amendment No. 3 to the Amended and Restated Distribution Agreement
with American Century Investment Services, Inc., dated February 27, 2004 (filed as Exhibit e4 to Post-Effective Amendment No. 104 to the Registration Statement
on Form N-1A of American Century Mutual Funds, Inc., File No. 2-14213, filed on
February 26, 2004, and incorporated herein by reference).

EX-99.g1    Global Custody Agreement with The Chase Manhattan Bank and the
Twentieth Century and Benham Funds, dated August 9, 1996 (filed as Exhibit 8 to
Post-Effective Amendment No. 31 to the Registration Statement on Form N-1A of
American Century Government Income Trust, File No. 2-99222, filed on February 7,
1997, and incorporated herein by reference).

EX-99.g2    Amendment to Global Custody Agreement with The Chase Manhattan Bank and the Twentieth Century and Benham Funds, dated December 9, 2000 (filed as
Exhibit g2 to Pre-Effective Amendment No. 2 to the Registration Statement of the
Registrant, File No. 333-46922, filed on January 9, 2001, and incorporated herein by reference).

EX-99.g3    Master Agreement with American Century Services Corporation
(formerly known as Twentieth Century Services, Inc.) and Commerce Bank, N.A.
dated January 22, 1997 (filed as Exhibit 8e to Post-Effective Amendment No. 76 to the Registration Statement on Form N-1A of American Century Mutual Funds,
Inc., File No. 33-14213, filed on February 28, 1997, and incorporated herein by reference).

EX-99.h1    Transfer Agency Agreement with American Century Services
Corporation, dated August 1, 1997 (filed as Exhibit 9 to Post-Effective
Amendment No. 33 to the Registration Statement of American Century Government
Income Trust, File No. 2-99222, filed on July 31, 1997, and incorporated herein by reference).

EX-99.h2    Amendment No. 1 to the Transfer Agency Agreement with American
Century Services Corporation, dated June 29, 1998 (filed as Exhibit 9b to
Post-Effective Amendment No. 23 to the Registration Statement on Form N-1A of
American Century Quantitative Equity Funds, File No. 33-19589, filed on June 29,
1998, and incorporated herein by reference).

EX-99.h3    Amendment No. 2 to the Transfer Agency Agreement with American
Century Services Corporation, dated November 20, 2000 (filed as Exhibit h4 to
Post-Effective Amendment No. 30 to the Registration Statement on Form N-1A of
the Registrant, File No. 2-82734, filed on December 29, 2000, and incorporated herein by reference).

EX-99.h4    Amendment No. 3 to the Transfer Agency Agreement with American
Century Services Corporation, dated August 1, 2001 (filed as Exhibit h5 to
Post-Effective Amendment No. 44 to the Registration Statement on Form N-1A of
American Century Government Income Trust, File No. 2-99222, filed on July 31,
2001, and incorporated herein by reference).

EX-99.h5    Amendment No. 4 to the Transfer Agency Agreement with American
Century Services Corporation, dated December 3, 2001 (filed as Exhibit h6 to
Post-Effective Amendment No. 16 to the Registration Statement on Form N-1A of
American Century Investment Trust, File No. 33-65170, filed on November 30,
2001, and incorporated herein by reference).

EX-99.h6    Amendment No. 5 to the Transfer Agency Agreement with American
Century Services Corporation, dated July 1, 2002 (filed as Exhibit h6 to
Post-Effective Amendment No. 17 to the Registration Statement on Form N-1A of
American Century Investment Trust, File No. 33-65170, filed on June 28, 2002, and incorporated herein by reference).

EX-99.h7    Amendment No. 6 to the Transfer Agency Agreement with American
Century Services Corporation, dated September 3, 2002 (filed as Exhibit h9 to
Post-Effective Amendment No. 35 to the Registration Statement on Form N-1A of
American Century Municipal Trust, File No. 2-91229, filed on September 30, 2002, and incorporated herein by reference).

EX-99.h8    Amendment No. 7 to the Transfer Agency Agreement with American
Century Services Corporation, dated December 31, 2002 (filed as Exhibit h8 to
Post-Effective Amendment No. 4 to the Registration Statement on Form N-1A of the
Registrant, File No. 333-46922, filed on December 20, 2002, and incorporated herein by reference).

EX-99.h9    Credit Agreement with JPMorgan Chase Bank, as Administrative Agent, dated December 17, 2003 (filed as Exhibit h9 to Post-Effective Amendment No. 39 to the Registration Statement on Form N-1A of American Century Target Maturities
Trust, File No. 2-94608, filed on January 30, 2004, and incorporated herein by reference).

EX-99.h10   Customer Identification Program Reliance Agreement dated October 1,
2003 (filed as Exhibit h10 to Post-Effective Amendment No. 40 to the
Registration Statement on Form N-1A of American Century Municipal Trust, File
No. 2-91229, filed on September 30, 2003, and incorporated herein by reference).

EX-99.i     Opinion and Consent of Counsel.

EX-99.j1    Consent of PricewaterhouseCoopers LLP.

EX-99.j2    Power of Attorney dated September 12, 2002 (filed as Exhibit j4 to
Post-Effective Amendment No. 35 to the Registration Statement on Form N-1A of
American Century Municipal Trust on September 30, 2002, File No. 2-91229).

EX-99.j3    Power of Attorney dated December 17, 2002 (filed as Exhibit j3 to
Post-Effective Amendment No. 4 to the Registration Statement on Form N-1A of the
Registrant, File No. 333-46922, filed on December 20, 2002, and incorporated herein by reference).

EX-99.j4    Secretary's Certificate dated September 12, 2002 (filed as Exhibit
j5 to Post-Effective Amendment No. 35 to the Registration Statement on Form N-1A
of American Century Municipal Trust, File No. 2-91229, on September 30, 2002,
and incorporated herein by reference).

EX-99.m1    Class II Master Distribution Plan dated May 18, 2001 (filed as
Exhibit m1 to Post-Effective Amendment No. 32 to the Registration Statement of
American Century Variable Portfolios Inc., on July 16, 2001, File No. 33-14567).

EX-99.m2    Amendment No. 1 to Class II Master Distribution Plan dated December
31, 2002 (filed as Exhibit m2 to Post-Effective Amendment No. 4 to the
Registration Statement on Form N-1A of the Registrant, File No. 333-46922, filed on December 20, 2002, and incorporated herein by reference).

EX-99.m3    Amendment No. 2 to Class II Master Distribution Plan dated April 5,
2004 (filed as Exhibit m3 to Post-Effective Amendment No. 39 to the Registration
Statement on Form N-1A of American Century Variable Portfolios, Inc., File No.
33-14567, filed on April 15, 2004, and incorporated herein by reference).

EX-99.n     Multiple Class Plan of American Century Variable Portfolios II,
Inc., dated December 31, 2002 (filed as Exhibit n to Post-Effective Amendment
No. 4 to the Registration Statement on Form N-1A of the Registrant, File No.
333-46922, filed on December 20, 2002, and incorporated herein by reference).

EX-99.p     American Century Investments Code of Ethics (filed as Exhibit p to
Post-Effective Amendment No. 39 to the Registration Statement on Form N-1A of
American Century Variable Portofolios, Inc., File No. 33-14567, filed on
April 15, 2004, and incorporated herein by reference).